October 26, 2012

ADVANTAGE FUNDS, INC.
-DREYFUS STRUCTURED MIDCAP FUND

Supplement to Summary and Statutory Prospectus
dated January 1, 2012

The following information supersedes and replaces any contrary information contained in the section of the prospectus entitled “Fund Summary – Portfolio Management”:

The fund’s investment adviser is The Dreyfus Corporation. The Dreyfus Corporation has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), to serve as the fund’s sub-investment adviser. The fund is managed by the Active Equity Team of Mellon Capital, consisting of Warren Chiang, Jocelin Reed, Ronald Gala and C. Wesley Boggs. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital and has been a portfolio manager of the fund since June 2011. Ms. Reed is a director and senior portfolio manager at Mellon Capital and has been a portfolio manager of the fund since June 2011. Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been a portfolio manager of the fund since June 2011. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital and has been a portfolio manager of the fund since June 2011.

The following information supersedes and replaces any contract portfolio manager information contained in the section of the prospectus entitled “Fund Details –Management”:

Dreyfus has engaged its affiliate, Mellon Capital Management Corporation (Mellon Capital), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105, to serve as the fund’s sub-investment adviser. Mellon Capital provides investment advisory assistance and research and the day-to-day management of the fund’s investments, subject to Dreyfus’ supervision and approval. As of September 30, 2012, Mellon Capital managed approximately $258.9 billion in assets.

The fund is managed by the Active Equity Team of Mellon Capital, consisting of Warren Chiang, Jocelin Reed, Ronald Gala and C. Wesley Boggs. Mr. Chiang has been a portfolio manager of the fund since June 2011. Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital, where he has been employed since 1997. Ms. Reed has been a portfolio manager of the fund since June 2011. Ms. Reed is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1994. Mr. Gala has been a portfolio manager of the fund since June 2011. Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been employed by other current or predecessor BNY Mellon entities since 1993. Mr. Boggs has been a portfolio manager of the fund since June 2011. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital, where he has been employed since 1993.

0936STK1012

October 26, 2012

Advantage Funds, Inc.:
-Dreyfus Structured Midcap Fund (the “Fund”)

Supplement to the Statement of Additional Information (the “SAI”)
dated
November 1, 2011, as revised or amended January 1, 2012, March 1, 2012, April 1,
2012, May 1, 2012, July 1, 2012, August 1, 2012, August 30, 2012 and October 1,
2012

     The following information supersedes and replaces any contrary information contained in the section of the Fund’s SAI entitled “Management Arrangements - Portfolio Management”:

All references to Patrick Slattery have been removed.

0936-SAISTK-1012